SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No. _____)

Filed by the Registrant       [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   AVERT, INC.
 ................................................................................
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ...........................................................................
     (2)  Aggregate number of securities to which transaction applies:
     ...........................................................................
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................
     (4)  Proposed maximum aggregate value of transaction:
     ...........................................................................
     (5)  Total Fee Paid:
     ...........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ...........................................................................
     (2)  Form, Schedule or Registration No.:
     ...........................................................................
     (3)  Filing Party:
     ...........................................................................
     (4)  Date Filed:
     ...........................................................................

--------------------------------------------------------------------------------

                                   AVERT, INC.
                              301 Remington Street
                          Fort Collins, Colorado 80524

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2000


To the Stockholders of AVERT, INC.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Avert, Inc., a Colorado corporation (the "Company"), will be held at the Fort Collins Lincoln Center (Ludlow Room), 417 West Magnolia, Fort Collins, Colorado 80521 on Wednesday, May 31, 2000, at 10:00 a.m., local time, for the following purposes:

     (a) To elect four (4) directors of the Company to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified;

     (b) To consider and vote upon a proposal to amend the Company's Non-Employee Directors' Stock Option Plan to: (i) increase the number of shares of Common Stock reserved for issuance thereunder from 30,000 shares to 80,000 shares, and (ii) eliminate the 5,000 share maximum per non-employee director;

     (c) To consider and vote upon a proposal to ratify the selection of Hein + Associates LLP, independent certified public accountants, as independent auditors for the Company for the fiscal year ending December 31, 2000, and

     (d) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 3, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON, SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Directors


                                          Jamie M. Burgat
                                          Assistant Secretary
FORT COLLINS, COLORADO
April 28, 2000

                                   AVERT, INC.
                              301 Remington Street
                          Fort Collins, Colorado 80524
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2000


     This Proxy Statement is furnished to stockholders of Avert, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Fort Collins Lincoln Center (Ludlow Room), 417 West Magnolia, Fort Collins, Colorado 80521, on Wednesday, May 31, 2000, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed Proxy will first be sent to stockholders is April 28, 2000.

                       ACTIONS TO BE TAKEN AT THE MEETING

     Shares represented by a properly executed Proxy, unless the stockholder otherwise instructs in the Proxy, will be voted (i) for the election of the four individuals named below under the caption "Election of Directors" as directors of the Company; (ii) for the proposal to amend the Company's Non-Employee Directors' Stock Option Plan to (a) increase the number of shares of Common Stock reserved for issuance thereunder from 30,000 shares to 80,000 shares; and
(b) eliminate the 5,000 share maximum per non-employee director; (iii) for the ratification of the selection of Hein + Associates LLP, independent certified public accountants, as independent auditors of the Company for the fiscal year ending December 31, 2000; and (iv) at the discretion of the proxy holders on any other matter or business that may be properly presented at the Meeting or any adjournment thereof. Where a stockholder properly executes a Proxy and gives instructions on how his shares are to be voted, the shares will be voted in accordance with those instructions.

     A Proxy may be revoked at any time by a stockholder before it is exercised by giving written notice to the Secretary of the Company or by signing and delivering a Proxy which is dated later, or if the stockholder attends the Meeting in person, by either notice of revocation to the inspectors of election at the Meeting or by voting at the Meeting.

     The only matters that management intends to present at the Meeting are the three matters referenced in (i), (ii) and (iii) in the paragraph above. If any other matter or business is properly presented at the Meeting, the proxy holders will vote upon it in accordance with their best judgment.


                                VOTING SECURITIES

     The record date for the Meeting is April 3, 2000. Only stockholders of record at the close of business on April 3, 2000, will be entitled to vote at the Meeting. At the close of business on that date, there were issued and outstanding 3,302,845 shares of the Company's common stock, no par value (the

"Common Stock"), entitled to one vote per share. In the election of directors, cumulative voting is not allowed. There are no outstanding shares of preferred stock. A majority of the outstanding Common Stock, present in person or by Proxy and entitled to vote, will constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock represented by proxies which are marked "abstain" or which are not marked as to any particular matter or matters will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Meeting as to any proposal as to which authority is withheld by the brokers.

     Under Colorado law and the Company's Articles of Incorporation, if a quorum is present at the Meeting, (a) the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors, and (b) the affirmative vote of the majority of shares present in person or by Proxy at the Meeting and entitled to vote on the matter is required to (i) approve the proposal to amend the Non-Employee Directors' Stock Option Plan, and (ii) ratify the appointment of Hein + Associates LLP as the Company's independent auditors for fiscal 2000. In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee. Abstention from voting on the proposed amendments to the Non-Employee Directors' Stock Option Plan or the ratification of the auditors or on any other matter presented at the Meeting, will have the practical effect of voting against any such matter since it is one less vote for approval.


Beneficial Ownership of the Company's Common Stock

     The following table sets forth, as of April 3, 2000, information concerning the beneficial ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee as director of the Company, (iii) the executive officer named in the Summary Compensation Table set forth below under the caption "Compensation of Directors and Executive Officers--Executive Compensation," and (iv) all directors and executive officers as a group.

                                                                             Amount and Nature of
                                                                             Beneficial Ownership            Percent
     Name and Address                                                         of Common Stock(1)             of Class
     ----------------                                                        --------------------            --------
Charles S. Hatchette .........................................................      170,000                     5.2%
700 East Elizabeth
Fort Collins, Colorado 80524

Dean A. Suposs(2) ............................................................      326,799(3)                  9.3%
1526 Remington
Fort Collins, Colorado 80524

D. Michael Vaughan(2) ........................................................      117,100(4)                  3.4%
3437 Greystone Court
Fort Collins, Colorado 80524


                                       2

                                                                             Amount and Nature of
                                                                             Beneficial Ownership            Percent
     Name and Address                                                         of Common Stock(1)             of Class
     ----------------                                                        --------------------            --------
Stephen C. Fienhold(2) .......................................................      105,000(5)                  3.1%
1637 Tanglewood Drive
Fort Collins, Colorado 80525

Stephen D. Joyce(2) ..........................................................      187,000(6)                  5.4%
1124 Cobblestone Court
Fort Collins, Colorado 8025

All directors and executive officers as ......................................      778,089(7)                 21.8%
  a group (6 persons)

---------------

(1) Beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but not deemed outstanding for computing the percentage ownership of any other person.
(2) A director and a nominee for election to the Board of Directors and/or an executive officer of Avert.
(3) Consists of: (i) 100,064 shares owned by the wife of Mr. Suposs; (ii) 6,755 shares owned directly by Mr. Suposs; and (iii) the 220,000 shares purchasable under currently exercisable stock options granted under the Avert, Inc. 1994 Stock Incentive Plan.
(4) Consists of: (i) 4,000 shares purchasable under currently exercisable stock options granted under the Avert, Inc. Non-Employee Directors' Stock Option Plan; and (ii) 113,100 shares owned by the wife of Mr. Vaughan.
(5) Consists of: (i) 4,000 shares purchasable under currently exercisable stock options granted under the Avert, Inc. Non-Employee Directors' Stock Option Plan; and (ii) 101,000 shares owned by the wife of Mr. Fienhold.
(6)  Consists of: (i) 168,000  shares held  directly or indirectly by Mr. Joyce;
     (ii) 14,000 shares owned by the children of Mr. Joyce; and (iii) 5,000 shares purchasable under currently exercisable stock options granted under the Avert, Inc. Non-Employee Directors' Stock Option Plan.
(7) Includes: (i) a total of 220,000 shares purchasable under currently exercisable employee stock options held by Mr. Suposs (see Note 3 above);
     (ii) a total of 13,000 shares purchasable by Messrs. Vaughan, Fienhold and Joyce under currently exercisable non-employee director stock options (see Notes 4, 5 and 6 above); and (iii) 4,145 shares held directly or indirectly by Jamie Burgat, the Company's Vice President of Operations and Assistant Secretary, 38,000 shares purchasable under currently exercisable employee stock options held by Ms. Burgat, and 45 shares held directly or indirectly by Jerry Thurber, the Company's Chief Technology Officer and Vice President of Client Services.


                              ELECTION OF DIRECTORS
                           (Proposal 1 on Proxy Card)


     The Company's Bylaws provide that the number of members of the Board of Directors shall be fixed by resolution of the Board of Directors. The size of the Board is currently set at four. The Board of Directors is not divided into classes; therefore, all four directors are to be elected at the Meeting. The Board of Directors intends to submit four nominees at the Meeting (Dean A. Suposs, D. Michael Vaughan, Stephen C. Fienhold and Stephen D. Joyce).

     Unless authority is withheld, it is intended that the shares represented by a properly executed Proxy will be voted for the election of all of the nominees as directors. The nominees are the members of the Company's present Board of Directors. If these nominees are unable to serve for any reason, such Proxy will be voted for such persons as shall be designated by the Board of Directors to replace such nominees. The Board of Directors has no reason to expect that these nominees will be unable to serve. Directors are elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

     The  following  table  sets  forth  certain   information   concerning  the
individuals nominated for election as directors of the Company:

Name                              Age       Position(s) with the Company
----                              ---       ----------------------------
Dean A. Suposs                    47        Chairman of the Board; President
D. Michael Vaughan                59        Director
Stephen C. Fienhold               54        Director
Stephen D. Joyce                  51        Director

     The following is a brief description of each nominee's business experience during the past five years:

     Dean A. Suposs, a co-founder of the Company, has served as Chairman of the Board and President of the Company on a full-time basis since the Company's inception. Mr. Suposs graduated from Colorado State University, Fort Collins, Colorado, in 1975 with a Bachelor of Science degree in Animal Science. Mr. Suposs graduated from University of Denver, Denver, CO, in 1999 with a Masters of Business Administration.

     D. Michael Vaughan, a co-founder of the Company, has served as a director of the Company since January 1994 and served as Treasurer from October 1987 until April 1994. Mr. Vaughan is a Professor of Accounting and Taxation at Colorado State University, where he has been employed since 1969. Mr. Vaughan graduated from Texas Tech University, Lubbock, Texas, in 1963 with a Bachelor of Science degree in Business Administration, in 1968 with a Masters of Science degree in Accounting and in 1970 with a Ph.D. in Business Administration.

     Stephen C. Fienhold, a co-founder of the Company, has served as a director of the Company since its inception. He is the co-owner with his wife of SR Products, a lighting fixture manufacturer, located in Fort Collins, Colorado. From January 1982 until 1989, Mr. Fienhold was co-owner of Creative Engineering, an engineering and manufacturing firm located in Fort Collins. He graduated from the University of Arizona, Tucson, Arizona, in 1969 with a Bachelor of Science degree in Aerospace and Mechanical Engineering and has participated in the Colorado State University MBA program.

     Stephen D. Joyce is the owner of Supermarket Liquors, Inc., located in Fort Collins, Colorado, and has served as the President of that company since October 1976. He graduated from Rensselaer Polytechnic Institute in 1971 with a Bachelor of Science degree in Management. He attended the University of California--Berkeley from 1971 to 1972, where he studied marketing, but did not obtain a degree.

Other Executive Officers

     The following table sets forth certain information concerning the only other executive officers who are not also directors of the Company:

Name                                     Age     Position with the Company
----                                     ---     -------------------------
Jamie M. Burgat ......................    41     Vice President of Operations;
                                                 Treasurer; Assistant Secretary

Jerry Thurber ........................    44     Chief Technology Officer;
                                                 Vice President of Client
                                                 Services

     Jamie Burgat joined Avert, Inc. in September of 1987, and assumed the duties associated with CFO and VP of Operations. Specifically, Ms. Burgat is responsible for the overall planning, management, and reporting of the Company's financial condition to both the Company's internal and external customers. In addition, in her dual role of VP of Operations, Ms. Burgat oversees the operational functions involved in the actual production of the Company's products and services. Prior to joining Avert, Inc. Ms. Burgat served as controller for MENU, international software database company, later purchased by Black Box Corporation. Ms. Burgat graduated from Western State College with a BA in Business Administration, and obtained an MBA with finance concentration from Colorado State University.

     Jerry Thurber is responsible for leveraging technology and business development to extend Avert's market reach and to better serve Avert's customers. As both Chief Technology Officer and VP for Client Services, he has the unique responsibility to ensure that Avert not only remains innovative, but effective in working with Avert's growing customer base. Prior to joining Avert in 1996, Mr. Thurber was a Vice President with AMS, Inc., a billion dollar information systems consulting firm. Over his career, he has specialized in helping both Fortune 500 companies and small rapid-growth companies achieve significant business breakthroughs by blending technical innovation with strategies for business development and sales. His background includes projects with international organizations, the telecommunications, transportation and financial services industry, and with software firms in human resources, payroll and accounting. Mr. Thurber has served as President of the Rocky Mountain Information Management Association and Chairman of the Information Systems Advisory Council for the University of Colorado. He frequently lectures on business and technology innovation and is an adjunct faculty member at Regis University, where he teaches information systems and strategic technology planning. Mr. Thurber graduated from Colorado State University with a BA in Political Science in 1978, and obtained an Masters in International Management from Denver University in 1983.

     The officers of the Company hold office until their successors are appointed by the Board of Directors. All officers of the Company are employed on a full-time basis. There are no arrangements or understandings between any of the directors or officers and any other person pursuant to which he or she was or is to be selected as a director, nominee, or officer. There is no family relationship between any director and executive officer of the Company.

Other Significant Employee

     In addition to the directors, nominee and executive officers set forth above, the Company believes the following employee is significant to its operations:

Name                                     Age      Position with the Company
----                                     ---      -------------------------

Leonard J. Koch.......................... 57      Director of E-Commerce
                                                  Planning

     Leonard J. Koch was retained by the Company as a marketing consultant in September 1995 and was employed as Director of Marketing and Planning in January 1996. Mr. Koch brings to Avert more than 30 years of experience in marketing and distribution roles with companies such as Honeywell from 1964 to 1983, NBI from 1983 to 1990, and Solburne Computer in 1991 and 1992. From 1991 to 1992, he served as director of Original Equipment Manufacturer and indirect distribution with Solburne Computer. Most recently, from 1992 to 1995, he was co-founder and chief operating officer at Audiologic, Inc. Mr. Koch graduated from Valparaiso University in 1964 with a Bachelor of Arts degree in business administration and political science. He completed a Masters degree in Organizational Management from the University of Phoenix in 1997.

Board and Committee Meetings

     The Board of Directors held 13 formal meetings during the year ended December 31, 1999. All directors of Avert attended at least 75% of the aggregate of all meetings of the Board of Directors and committees on which they served in 1999. In addition to these formal meetings, certain business was conducted by unanimous written consent of the Board of Directors. The Company's officers have made a practice of keeping directors informed of corporate activities by personal meetings and telephone discussions and (as indicated above) directors ratify or authorize certain Company actions through unanimous written consent actions.

     In March 1994, the Company established an Audit Committee and a Compensation Committee of the Board of Directors consisting in each case of Stephen C. Fienhold and D. Michael Vaughan. The Audit Committee's function is to recommend to the Board of Directors the firm to select as the Company's outside auditors, to oversee the adequacy of the internal controls and to review and approve the services of the outside public accounting firm. The Compensation Committee's function is to review and approve proposals by management as to compensation for officers and other employees of the Company and to administer the Avert, Inc. 1994 Stock Incentive Plan (the "Stock Incentive Plan"). Neither the Audit Committee nor the Compensation Committee held any meetings during the year ended December 31, 1999.

     At present, the Company has no nominating, executive or similar committees.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Employment Agreement

     The Company entered into an employment agreement with Mr. Suposs effective January 1, 1999 and terminating on December 31, 2003. The Employment Agreement provides for an annual salary of at least $120,000 per year ("Base Salary") and an annual bonus ("Annual Bonus") based on a percentage of income for year before deduction of income taxes and before giving effect to the bonus, but after deduction of investment income ("Pre-Tax Earnings"). The bonus schedule is as follows: For Pre-Tax Earnings up to $1,500,000 a 6% bonus; for Pre-Tax Earnings from $1,500,001-$2,000,000 a 7% bonus; for Pre-Tax Earnings from $2,000,001-$2,500,000 an 8% bonus, and for Pre-Tax Earnings over $2,500,000 a 9%
bonus. In addition, the agreement includes a $300 per month auto allowance and the grant of stock options in 1999 to purchase 100,000 shares with an exercise price of $4.188 per share. These options vest equally over a five-year period ending January 1, 2004, and expire ten years from date of grant.

Executive Compensation

     The following table sets forth the cash compensation paid to Mr. Suposs, the President (chief executive officer) of the Company, for each of the years in the three-year period ended December 31, 1999. No other executive officer of the Company had total annual salary and bonus for the year ended December 31, 1999, in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                                                                                         Long-term
                                              Annual Compensation                       Compensation
                               --------------------------------------------------     ---------------
                                                                                         Securities
Name and                                                       Other Annual              Underlying       All other
Principal Position     Year     Salary($)     Bonus($)      Compensation($)(1)             Options      Compensation(2)
------------------     ----     --------      -------       -----------------         ---------------   --------------
Dean A. Suposs,
President and
Chairman of the
Board...............  1999     $120,000(3)   $181,086(3)        $     --               100,000 shares        $ --
                      1998     $ 96,000(4)   $ 56,664(4)        $     --                     --              $ --
                      1997     $ 96,000(4)   $ 91,782(4)        $     --                     --              $ --

---------------

(1) Does not include: (i) board fees of $9,600 for each of the years ended December 31, 1999, 1998, 1997, respectively; or (ii) compensation in 1997 for the personal use by Mr. Suposs of a Company-owned vehicle. The vehicle was used primarily for business purposes. Compensation for personal use did not exceed 10% of Mr. Suposs' total salary and bonus for the respective years stated.
(2) Represents Company contributions for the benefit of Mr. Suposs under the Avert, Inc. 401(k) Profit Sharing Plan (the "Plan"). The Plan is for the benefit of all eligible employees of the Company. Eligible employees may make voluntary contributions to the Plan which are then matched 50% by the Company up to a maximum of $1,500.

(3) Represents a fixed annual salary of $120,000, and a bonus of 6% to 9%, based on profits on an incremental basis, on income before deduction of income taxes and before giving effect to the bonus, but after deduction of investment income pursuant to the "Employment Agreement" in force in 1999.
(4) Represents a fixed annual salary of $96,000 and a bonus of 6% of income before deduction of income taxes and before giving effect to the bonus, but after deduction of investment income pursuant to the "Employment Agreement" in force in 1998.


Option Grants in 1999

     The following table sets forth information concerning options granted during the year ended December 31, 1999 to the Company's executive officer named in the Summary Compensation Table above.

               OPTIONS GRANTED DURING YEAR ENDED DECEMBER 31, 1999

                                                        % of Total
                              Number of Shares        Options Granted
                             Underlying Options       to Employees in
Name                            Granted(#)(1)         Fiscal Year 1999    Exercise Price ($/Sh)     Expiration Date
----                       -------------------------------------------    ---------------------     ---------------

Dean A. Suposs  ............       100,000                                      $4.188                 01/01/2009

------------------

(1) Options were granted pursuant to terms of employment agreement with Mr. Suposs. See subcaption "Employment Agreement," above.


Aggregated Option Exercises and 1999 Year-End Option Value

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officer named in the Summary Compensation Table above.

                           Aggregated Option Exercises
                        For Year Ended December 31, 1999
                           And Year-End Option Values

                                                     Number of Shares Underlying       Value of Unexercised
                                                            Unexercised              In-The-Money Options at
                       Shares                         Options at Year End(#)(2)           Year-End ($)(3)
                     Acquired on         Value       ---------------------------    --------------------------
Name               Exercise (#)(1)  Realized ($)(1)  Exercisable   Unexercisable    Exercisable  Unexercisable
----               ---------------  ---------------  -----------   -------------    -----------  -------------
Dean A. Suposs .......    0                0            220,000        80,000        $1,685,070       $690,000

---------------

(1)  No options were exercised during the year ended December 31, 1999.
(2) The total number of unexercised options held as of December 31, 1999, separated between those options that were exercisable and those options that were not exercisable.
(3) Calculated by subtracting actual option exercise price from market value at year end ($12.813 per share) and multiplying the difference by the number of shares in each category.

Directors' Compensation

     Each director of the Company is paid a monthly fee of $800 as compensation for services as a board member. In addition, pursuant to the Company's Non-Employee Directors' Stock Option Plan, each non-employee director is automatically granted options to purchase 1,000 shares at the time he becomes a director and, thereafter, options to purchase an additional 1,000 shares for each subsequent year that he serves. See "Proposal to Amend the Avert, Inc. Non-Employee Directors' Stock Option Plan, below.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) filings.

     Based solely on its review of copies of such forms received by it and written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during the year ended December 31, 1999, its officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements, except the following:
Stephen Joyce failed to timely file two reports covering two transactions; and Dean Suposs failed to timely file one report covering one transaction.


                        PROPOSAL TO AMEND THE AVERT, INC.
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                           (Proposal 2 on Proxy Card)


     The Board of Directors of the Company, subject to approval of the stockholders at the Meeting, has amended the Avert, Inc. Non-Employee Directors' Stock Option Plan (referred to herein as the "Plan") to: (i) increase the number of shares issuable under the Plan from 30,000 shares to 80,000 shares, and (ii) delete the provision currently contained in the Plan that prohibits any one non-employee director from receiving options under the Plan in excess of options to purchase a total of 5,000 shares. The purpose of the Plan is to encourage and provide incentive for high level performance by non-employee directors of the Company. The effect of the increase in the number of shares reserved for issuance under the Plan and elimination on the 5,000 share maximum per director is to allow the grant of additional awards of stock options and thereby augment its program of providing incentives to non-employee directors.

     At March 31, 2000, the Company had granted under the Plan options to purchase a total of 15,000 shares, of which options to purchase 2,000 shares have been exercised, and options to purchase 13,000 shares are outstanding. See subcaption "Grants to Date," below. Accordingly, if the proposal is adopted to increase the number of shares available for issuance under the Plan to 80,000 shares, there would be an additional 65,000 shares available for grant under the Plan. At March 31, 2000, three of the four directors of the Company were non-employee directors and, therefore, were participants in the Plan.. At that date, the closing price of the Company's common stock as quoted on the Nasdaq National Market was $30.00.

     The following is a brief summary of the material provisions of the Plan as proposed to be amended. This summary is qualified in its entirety by reference to the complete text of the Plan as amended, a copy of which is attached to this Proxy Statement as Annex A.

     General. The exercise price of the options granted under the Plan is the fair market value of the stock on the date of grant. Non-employee directors are automatically granted options to purchase 1,000 shares initially and an additional 1,000 shares for each subsequent year. As noted above, a non-employee director becomes ineligible for further participation in the Plan after he has received options totaling 5,000 shares. One of the proposed amendments would eliminate the 5,000 share maximum.

     Each option is exercisable one year after the date of grant and expires five years from the date of grant. Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of a non-employee director, are exercisable only by such non-employee director. In addition, outstanding options may be exercised more than three months (but in no event beyond five years from the grant date of the option) after the optionholder ceases to be a director of the Company except that in the event of the death or permanent and total disability of an optionholder while a director, the option may be exercised by a holder (or his estate as the case may be) until the first to occur of the expiration of the option period or the expiration of one year following the date of death or permanent disability.

     Change in Control; Adjustment in Number of Shares. Upon a change in control (as defined in the Plan) of the Company, all stock options granted under the Plan will become exercisable in full. Also, in the event the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company, whether as a result of a stock split, stock dividend, combination or exchange of shares, merger or otherwise, each share subject to an unexercised option will be substituted for the number and kind of shares of stock into which each share of outstanding Common Stock is to be changed or for which each such share is to be exchanged and the option price will be increased or decreased proportionately.

     Amendments. The Board of Directors may at any time and from any time alter, amend, suspend, or discontinue the Plan, except no such action may be taken without stockholder approval which materially increases the benefits to participants, materially increases the number of shares to be issued or materially modifies the requirements as to eligibility. In addition, no such action may be taken which adversely affects the rights of a participant without his consent.

     Federal Income Tax Consequences. Neither the Company nor the optionee will recognize taxable income or deduction for federal income tax purposes from the grant of a stock option under the Plan. At the time of exercise of a stock option under the Plan, the optionee will recognize ordinary income from an amount equal to the difference between the exercise price and the fair market value of the stock. The Company will be entitled to the difference between the exercise price and the fair market value of the stock. The Company will be entitled to a deduction for tax purposes in an amount equal to the ordinary income recognized by the optionee, if the Company complies with the applicable tax withholding requirements.

     Grants to Date. Options covering a total of 15,000 shares of Common Stock have been granted to date under the Plan to the Company's three non-employee directors (D. Michael Vaughan - 5,000 shares granted; 1,000 exercised; Stephen
C. Fienhold - 5,000 shares granted; 1,000 exercised; and Stephen D. Joyce 5,000 shares granted; 0 exercised). The total fair market value on the respective dates of grant of the 13,000 shares underlying the outstanding options was $84,255. This compares with a total fair market value for such shares on March 31, 2000 of $390,000 ($30 per share).

                            RATIFICATION OF AUDITORS
                           (Proposal 3 on Proxy Card)

     The Board of Directors voted to engage Hein + Associates LLP as independent accountants to audit the accounts and financial statements of the Company for the fiscal year ending December 31, 2000, and directed that such engagement be submitted to the stockholders of the Company for ratification. In recommending ratification by the stockholders of such engagement, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm's professional competence and standing. Although ratification by stockholders of the engagement of Hein + Associates LLP is not required by Colorado corporate law or the Company's Articles of Incorporation or Bylaws, management feels a decision of this nature should be made with the consideration of the Company's stockholders. If stockholder approval is not received, management will reconsider the engagement.

     It is expected that one or more representatives of Hein + Associates LLP will be present at the Meeting and will be given the opportunity to make a statement if they so desire. It also is expected that the representatives will be available to respond to appropriate questions from the stockholders.

     The Board of Directors unanimously recommends a vote "FOR" the ratification of Hein + Associates LLP as independent auditors for the Company's 2000 fiscal year. Proxies received will be so voted unless stockholders specify otherwise in the Proxy.

                      COST AND METHOD OF PROXY SOLICITATION

     The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. All expenses for soliciting Proxies, including the expense of preparing, printing and mailing the form of Proxy and the material used in the solicitation thereof, will be borne by the Company. In addition to the use of the mails, Proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company. Such persons will receive no additional compensation for such services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     You are referred to the Company's annual report, including financial statements, for the year ended December 31, 1999, enclosed herewith for your information. The annual report is not incorporated in this Proxy Statement and is not to be considered part of the soliciting material.

                       DEADLINE FOR RECEIPT OF STOCKHOLDER
                        PROPOSALS FOR 2001 ANNUAL MEETING

     Any proposals that stockholders of the Company desire to have presented at the 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 28, 2000.





Fort Collins, Colorado
April 28, 2000

                                     ANNEX A

                                   AVERT, INC.
              NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

                                    SECTION 1
                                     Purpose

     Avert, Inc. Non-Employee Directors' Stock Option Plan (the "Plan") provides for the grant of Stock Options to Non-Employee Directors of Avert, Inc. (the
"Company") and of any subsidiary corporation of the Company in order to encourage and provide incentives for high level performance by the Non-Employee Directors of the Company.

                                    SECTION 2
                           Non-Incentive Stock Options

     The Stock Options granted under the Plan shall be nonstatutory stock options which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                   SECTION 3
                                 Administration

     3.1 Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee consisting of one or more employee members of the Board (the "Committee"). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. However, the Committee shall have no authority, discretion or power to select the Non-Employee Directors who will receive any Stock Option, determine the number of shares to be issued hereunder or the time at which such Stock Options are to be granted, establish the duration of the Stock Options or alter any other terms or conditions specified in the Plan, except in the course of administering the Plan pursuant to the provisions of the Plan. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the board whenever the Board is discharging the powers and responsibilities of the Committee.

     3.2 Actions of Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determination of Fair Market Value) shall be final and binding upon all Option Holders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                                    SECTION 4
                                   Definitions

     4.1 "Subsidiary Corporation." For purposes of the Plan, a "subsidiary corporation" consists of any corporation at least fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

     4.2 "Common Stock." A share of Common Stock means a share of authorized but unissued or reacquired Common Stock, No Par Value, of the Company.

     4.3 "Fair Market Value." If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

     4.4 "Non-Employee Director." A Non-Employee Director is a member of the Board of Directors of the Company who is not also an employee or officer of the Company.

     4.5 "Option Holder." An Option Holder is a Non-Employee Director to whom a Stock Option is granted.

     4.6 "Stock Option." A Stock Option is the right granted under the Plan to a Non-Employee Director to purchase, at such time or times and at such price or prices ("Option Price") as are determined pursuant to the Plan, the number of shares of Common Stock determined pursuant to the Plan.

                                    SECTION 5
                                  Option Grants

     5.1 Number of Shares.  Upon the effective  date of this Plan as provided in
Section 15 hereof or, if later, upon the initial election or appointment of a Non-Employee Director to the Company's Board of Directors, each Non-Employee Director shall be granted a Stock Option to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof) effective as of the effective date of this Plan or, if later, the date such person is elected or appointed to the Board of Directors. In addition, each Non-Employee Director shall be granted a Stock Option to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof) effective as of each anniversary date of the initial grant of a Stock Option to such Director under the preceding sentence

     5.2 Vesting of Stock Options. Except as provided in Sections 7 and 11, each Stock Option granted under this Plan shall be vested as to one hundred percent (100%) of the number of shares subject to such Stock Option upon the first anniversary date the Stock Option is granted. No Stock Option shall be exercisable if not vested.

     5.3 Price. The purchase price per share of Common Stock for the shares to be purchased pursuant to the exercise of any Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date on which the Non-Employee Director is granted the Stock Option.

     5.4 Other Terms. Except for the limitations set forth in Sections 5.1, 5.2,
5.3 and 7.1, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and each Stock Option issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

                                   SECTION 6
                   Shares of Common Stock Subject to the Plan

     6.1 Maximum Number. Initially, the maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 80,000 authorized but unissued shares of Common Stock. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares again may be made subject to Stock Options.

     6.2 Adjustments for Stock Split; Stock Dividend, Etc. If, at any time subsequent to the effective date of the Plan as provided in Section 15 hereof, the number of shares of Common Stock is increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each share subject to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding share shall be changed or for which each such share shall be exchanged; and (ii) the option price per share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event. In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of shares to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any grants hereunder.

     6.3 Determination by the Committee. Adjustments under this Section 6 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                                    SECTION 7
                            Exercise of Stock Options

     7.1 Time of Exercise. A Stock Option shall become exercisable in accordance with this Section 7 subject to Section 11. Such times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, five years after the date on which it was granted.

     7.2 Termination of Director Status Before Exercise. If an Option Holder's term as a director of the Company shall terminate for any reason other than the Option Holder's death or disability, any Stock Option then held by the Option Holder, to the extent then exercisable under the terms of this Plan and the applicable Option Agreement(s), shall remain exercisable after the termination of his director status for a period of three months (but in no event beyond five years from the date of grant of the Stock Option). If the Option Holder's director status is terminated because the Option Holder dies or becomes disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Option Holder, shall become immediately exercisable in full and the applicable Option Agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months (but in no event beyond five years from the date of grant of the Stock Option). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.3 Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by an Option Holder shall not thereafter be eligible for purchase by the Option Holder but may be made subject to Stock Options granted to other Option Holders.

                                    SECTION 8
                        No Effect Upon Shareholder Rights

     Nothing in this Plan shall interfere in any way with the right of the shareholders of the Company to remove the Option Holder from the Board of Directors pursuant to applicable state laws and the Company's Articles of Incorporation and Bylaws.

                                    SECTION 9
                           No Rights as a Shareholder

     Except as expressly provided in this Plan, an Option Holder shall have no rights as a shareholder with respect to any shares of Common Stock subject to a Stock Option prior to the exercise of such Stock Option and the transfer of Common Stock to the Option Holder. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to an Option Holder, or in any other rights of the Option Holder upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to shareholders for which the record date is prior to the date of exercise of the Option Holder's Stock Option.

                                   SECTION 10
                                  Assignability

     No Stock Option granted under this Plan, nor any other rights acquired by an Option Holder under this Plan, shall be assignable or transferable by an Option Holder, other than by will or the laws of descent and distribution. In the event of the Option Holder's death while serving as a director, the Stock Option may be exercised to the extent then exercisable under the applicable Option Agreement by the personal representative of the Option Holder's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Option Holder's will or under the applicable laws of descent and distribution.

                                   SECTION 11
                                Change in Control

     11.1 Options. Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options granted under this Plan shall become immediately exercisable in full and remain exercisable under the terms of the applicable Option Agreement(s).

     For purposes of this Plan, a Change of Control shall be deemed to have occurred if: (i) a tender offer shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 (the "Exchange Act"), shall acquire, other than by reason of inheritance, 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account. For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

     Notwithstanding the provisions of subparagraph (iv) of this Section 11, "person" is used in that subparagraph shall not include any holder who was the beneficial owner of more than ten percent (10%) of the voting securities of the Company on the date this Plan is approved by the Board of Directors.

                                   SECTION 12
                                    Amendment

     The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the shareholders of the Company, (i) materially increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2),
(ii) materially increase the benefits accruing to Option Holders under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing, the provision of Section 6 of the Plan which sets forth the number of shares of Common Stock for which Stock Options shall be granted, the timing of Stock Option grants and the Stock Option exercise price shall not be amended more than once every six (6) months other than to comport with changes in the Code, ERISA or the rules thereunder.

                                   SECTION 13
                         Registration of Optioned Shares

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

                                   SECTION 14
                           Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or precluded or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Non-Employee Directors, which the Company now has lawfully put into effect.

                                   SECTION 15
                                 Effective Date

     This Plan was adopted by the Board of Directors of the Company on April 21, 1994 and will become effective, if at all, on the effective date of the Company's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 21, 1994.

PROXY                           AVERT, INC.                                PROXY
                              301 Remington Street
                          Fort Collins, Colorado 80524
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Dean A. Suposs and Jamie M. Burgat as Proxies, or either of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of common stock of Avert, Inc. held of record by the undersigned on April 3, 2000, at the Annual Meeting of Stockholders to be held on May 31, 2000, or any adjournment thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof.

1.   ELECTION OF DIRECTORS:

     Authority is granted [ ] withheld [ ] to vote for the election of the following nominees to the Board of Directors:

     Dean A. Suposs   D. Michael Vaughan  Stephen C. Fienhold   Stephen D. Joyce

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR PERSON, DRAW A LINE THROUGH THAT PERSON'S NAME.

2. PROPOSAL TO AMEND THE AVERT, INC. NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN TO (i) INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 30,000 SHARES TO 80,000 SHARES, AND (ii) ELIMINATE THE 5,000 SHARE MAXIMUM PER NON-EMPLOYEE DIRECTOR.

           [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS OF AVERT, INC. FOR FISCAL 2000.

           [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSALS 1 2 AND 3.



                                Dated:                                    , 2000
                                      ------------------------------------

                                ------------------------------------------------
                                                  Signature

                                ------------------------------------------------
                                            Signature if held jointly


                                Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executors, administrators, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.